UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 3, 2010
PRIDE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13289	76-0069030
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5847 San Felipe, Suite 3300
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 789-1400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On August 3, 2010, we entered into an Underwriting Agreement with Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Natixis Bleichroeder LLC and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement (collectively, the “Underwriters”), relating to the issuance and sale of $900,000,000 aggregate principal amount of our 6 7/8% Senior Notes due 2020 and $300,000,000 aggregate principal amount of our 7 7/8% Senior Notes due 2040 (collectively, the “Notes”). The Notes are to be issued pursuant to an Indenture, dated as of July 1, 2004 (the “Base Indenture”), between us and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture thereto, to be dated as of August 6, 2010 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, the “Indenture”).
          The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to our registration statement on Form S-3 (Registration No. 333-154920) and is being made pursuant to a prospectus dated October 31, 2008, as supplemented by a prospectus supplement dated August 3, 2010, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The description of the Notes and the Indenture are set forth in the prospectus and prospectus supplement and are incorporated herein by reference. The issuance and sale of the Notes is expected to close on August 6, 2010. The Underwriting Agreement, the Base Indenture, the form of the Third Supplemental Indenture and the form of the Notes are filed as exhibits to this Current Report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.
1.1	Underwriting Agreement, dated as of August 3, 2010, between Pride International, Inc. and Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Natixis Bleichroeder LLC and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement.

4.1	Indenture, dated as of July 1, 2004, between Pride International, Inc. and The Bank of New York Mellon, as trustee, relating to senior debt securities (incorporated by reference to Exhibit 4.1 to Pride’s Registration Statement on Form S-4 (Registration No. 333-118104)).

4.2	Form of Third Supplemental Indenture.

4.3	Form of the Notes (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Steven D. Oldham
Steven D. Oldham
Vice President and Treasurer

Date: August 6, 2010

EXHIBIT INDEX
1.1	Underwriting Agreement, dated as of August 3, 2010, between Pride International, Inc. and Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Natixis Bleichroeder LLC and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement.

4.1	Indenture, dated as of July 1, 2004, between Pride International, Inc. and The Bank of New York Mellon, as trustee, relating to senior debt securities (incorporated by reference to Exhibit 4.1 to Pride’s Registration Statement on Form S-4 (Registration No. 333-118104)).

4.2	Form of Third Supplemental Indenture.

4.3	Form of the Notes (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

4